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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)  February 11, 2000
                                                       -----------------



                               STM WIRELESS, INC.
             (Exact name of Registrant as specified in its charter)


         Delaware                 0-19923                     95-3758983
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                (IRS Employer
    of incorporation)            File Number)             Identification No)


         One Mauchly, Irvine, California                    92618
    ----------------------------------------------------------------
    (Address of Principal executive offices)              (Zip Code)


       Registrant's telephone number, including area code (949) 753-7864


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)


                                  Page 1 of 4
                            Exhibit Index on Page 4


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Items 1 through 4, 6, 8, and 9 are not applicable.

Item 5 Other Events.

     Reference is made to the press release issued to the public by STM on February 11, 2000, the text of which is attached hereto as Exhibit 99.1, for a description of the events reported pursuant to this Form 8-K.

Item 7 Finanacial Statements and Exhibits

     (a)  Financial Statements

          Not Applicable

     (b) Pro Forma Financial Information

          Not Applicable

     (c)  Exhibits

       Exhibit No.    Description
       -----------    -----------


          99.1        Press Release dated February 11, 2000

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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   STM WIRELESS INC.


Date:  February 16, 2000           By:  /s/ JOSEPH WALLACE
                                        ---------------------------------
                                        Joseph Wallace
                                        Vice President, Finance,
                                        Chief Financial Officer and Secretary

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                                 EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

99.1           Press Release dated February 11, 2000.